2018 Delmarva Investor Days Thursday, September 20, 2018 Energy Lane - Dover, DE energized … Exhibit 99.1

Introduction and Welcome 2

Forward Looking Statements and Other Disclosures Safe Harbor Statement: Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation’s 2017 Annual Report on Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. REG G Disclosure: Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (non-GAAP measure): Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities. Other companies may calculate gross margin in a different manner. Adjusted EPS (non-GAAP measure): Diluted Earnings per share excluding the impact of certain significant non-cash items, including: the timing related to mark-to-market accounting and the impact of non-recurring separation expenses associated with a former executive. 3

Investor Day Presentation - Discussion Areas Welcome Strategy and Culture – The Keys to Our Success Supporting Our Culture and Growth Our Path Forward Mid-Atlantic and Midwest Energy Operations Florida Operations Regulatory Update Energy Marketing Financial Review and Outlook Closing Remarks Beth Cooper, Senior Vice President and CFO Mike McMasters, President and CEO Beth Cooper, Senior Vice President and Chief Financial Officer Jim Moriarty, Senior Vice President, General Counsel & Secretary (lead) Lou Anatrella, VP and Chief Human Resources Officer Vikrant Gadgil, Vice President and Chief Information Officer Nicole Carter, Assistant Vice President of Customer Care Beth Cooper, Senior Vice President and Chief Financial Officer Mark Eisenhower, Vice President of Strategic Planning & Development Jack Lewnard, Vice President of Business Development Steve Thompson, Senior Vice President (lead) Jeff Tietbohl, Vice President Eastern Shore Natural Gas Aleida Socarras, Vice President Robert Zola, President, Sharp Energy Doug Ward, Vice President, Aspire Energy Jeff Householder, President, Florida Public Utilities (lead) Kevin Webber, Vice President, Florida Public Utilities Cheryl Martin, Assistant Vice President, Florida Public Utilities Sheri Richard, Vice President, Rates & Regulatory Affairs Cheryl Martin, Assistant Vice President, Florida Public Utilities Mark Eisenhower, Vice President of Strategic Planning & Development Beth Cooper, Senior VP and CFO Tom Mahn, Vice President and Treasurer Mike McMasters, President and CEO 4

Strategy and Culture: the Keys to Our Success 5

Welcome and Thank You! - Mike McMasters, President and CEO Announcement on Monday (9/10) regarding my planned retirement in early 2019. I am looking forward to spending time with my family and enjoying my retirement. It has been an honor to lead Chesapeake Utilities for the past eight years and a privilege to work with so many dedicated and hardworking colleagues during my thirty-six years with the Company. It will be business as usual for the coming months, so you will still hear from me frequently as we move forward into 2019 and thereafter, as I will continue to be a member of our Board of Directors. Chesapeake is well positioned for the future given its established culture, successful strategy/strategic planning process, embedded financial discipline and strong team. Chesapeake’s consistent generation of superior earnings growth and return to shareholders is a testimony to this foundation - culture, strategy/strategic planning process, financial discipline and team. 6

Building an Infrastructure for Sustainable Growth Since 2010, the leadership team has been significantly expanded from 13 to 23 members to manage the demands of growth, position Chesapeake for future growth, and ensure continuity in the direction and culture of the Company. The result is a very talented team that has consistently executed our strategy, nurtured our culture, and produced superior returns to shareholders. 7

Strategic Platform for Sustainable Growth Engaged Employees Unified Brand Strategy Engaging Customers Engaging with Communities Strategic Thinking Engagement Strategies Provide the Strategic Infrastructure for Sustainable Growth Developing New Business Opportunities and Executing Existing Business Unit Growth Results Engagement Strategies Maximize organic growth in existing geographic footprint Expand into new geographic areas Develop additional growth across business units Maximize Growth in Existing Footprint and Expand Into New Territories Safety Awards Top Workplace and Top Leadership Awards Community Service Awards and Other Recognitions Achieving top quartile growth in earnings Achieving top quartile Total Shareholder Return Results Our culture of engaged, caring employees has driven our past performance and is the foundation for our future success 8

Measuring Employee Engagement Employee engagement is measured by: Loyalty, Motivation and Referral. Loyalty – Enjoyment around job and long-term commitment to Chesapeake Utilities Corporation. Motivation – Motivation to give the very best at work. Referral – Recommendation to others re: working at Chesapeake Utilities Corporation Employees’ Description of Our Culture: 9

Energized Engagement Investing in our culture, employees, customers, communities and governments Engaged Employees Leadership & Strengthening Our Brand Engaging Our Communities & Governments Connecting with Our Customers Investing in our culture, employees, customers, communities, and governments. Engagement Strategies Reinforcing our foundation for growth by strengthening our internal and external culture through employee and community engagement. Creating a corporate voice – ensuring all interactions with our employees and family of companies reflects our shared brand DNA and brand values. Engage and connect with our communities and governments, demonstrating community leadership and corporate social responsibility. Empower and engage our employees as one Company, working in unison toward common goals and linking our people with the brand and overall strategies of our Company. Connecting with our customers by understanding the changing expectations, competitive pressures, regulatory levers and technological innovation affecting customer needs and transforming our customer relationship from Rate Payer to Energy Partner– delivering excellent customer care. 10

Energized Engagement - Awards & Recognition 7 years - 2012, 2013, 2014, 2015, 2016, 2017, 2018 Outstanding Service by a Major Company American Heart Association Legacy Sponsor 10 Safety Achievement Awards & 8 Accident Prevention Certificates 2012-2018 Eight Flags CHP Plant CHP Project of the Year Governance Professional & Governance Team of the Year Engineering Innovation Award & Marketing Excellence Award Southern Gas Association Corporate Donor of the Year Locator Awards Miss Utility of Delaware 11 Consecutive Years Of Record Earnings Annual Report Competition Awards 2015, 2016, 2017 & 2018 Best Corporate Governance in the North American Utilities Sector 11

Total Return is for the periods ended August 31, 2018; all other figures are for the year ended 2017 Why is Engagement Important? Because It Underlies Our Financial Performance from 2011 to 2018 Our engaged employees have consistently produced distinctively higher levels of earnings and dividend growth and total return to shareholders. Our culture is different - it has driven our past performance and is the foundation for our future success. Source: McManus Financial – Total Returns do not include Reinvested Dividends 12

Chesapeake Utilities Corporation’s Strategy Our goal is to continue generating top quartile earnings per share growth by investing significant capital in opportunities that generate returns that equal or exceed our cost of capital. To accomplish this we will: maximize organic growth; expand in to new service areas; serve new customers; and provide new service offerings. We will also consider: accretive acquisitions to expand our footprint in potential growth markets; new energy businesses that complement our existing operations and growth strategy; While always operating as a customer-centric full-service energy supplier/partner/provider. Our strategy is to consistently produce industry leading total shareholder return by profitably investing capital into opportunities that leverage our skills and expertise in energy distribution and transmission to achieve high levels of service and growth. We turn aspirations into reality every day. We personally and genuinely care about each other, our customers, the communities we serve, our investors, and our business partners. 13

Strategic Plan Execution Identifying and Cultivating Profitable Investment Opportunities To support recent growth and position the Company for continued growth, we have: invested in additional business development resources to further enhance our ability to identify and cultivate growth expanded the depth and breadth of our officer group Invested in our people, systems and technology to maintain our safety, quality, and service The $1.1 billion in capital expenditures from 2011 to 2018 has been invested in a variety of opportunities. $108 MM $98 MM $195 MM 14

Strategic Plan Execution Capital Discipline and Efficiency Peer ROE vs. Capital Expenditures (July 2015 – June 2018) Chesapeake CPK Performance Peer Group Electric & Combination Groups Cap Ex ROE CPK 23.14% 11.62% Median 12.78% 9.40% 75th Percentile 14.75% 10.98% Median 9.40% Our engaged employees have generated superior returns on proportionately higher capital investment 15

Our Culture and Strategy Drive Record Results EPS and Return on Equity * Adjusted EPS and ROE 2017 GAAP Earnings per share of $3.55 and Return on Equity of 12.6% 2017 Adjusted Earnings per share of $2.89 and Return on Equity of 10.5% (after adjustment for revaluation of net deferred tax assets and liabilities for the unregulated energy businesses and mark-to-market (“MTM”) charge for unrealized loss on hedges in the natural gas marketing business) Forecasted EPS growth of 17% plus in 2018 including tax reform and key projects (based upon 2017 Adjusted EPS) 16

Energized to Deliver Superior Shareholder Return Comparisons to S&P 500 and Peer Group Source: Bloomberg – Total Shareholder Return includes Price Appreciation and Dividends Chesapeake has delivered compound annual return in excess of 15% over the long-term Total return relative to the S&P 500 has ranked in the top quartile over the long-term Chesapeake ranks in the top quartile in its peer group of 12 companies for total return for all periods 17

Supporting Our Culture and Growth 18

Corporate Depth Office of the General Counsel (including Legal, Regulatory and Security) – Jim Moriarty Customer Care – Nicole Carter Information Technology – Vikrant Gadgil Safety, Communications and Human Resources – Lou Anatrella Accounting, Finance and Investor Relations – Beth Cooper 19

The Path Forward 20

Process to Oversee Growth Opportunities From Concept to Investment We continue to identify and develop growth opportunities inside and outside our existing footprint. As part of that process, our Growth Council oversees the evaluation and development of strategic growth projects within the Company. The Growth Council is the organizational entity that: Investment Proposals Organic Growth Growing our Footprint through M&A Transactions Routine Capital Expenditures Regulated Growth and System Expansion Projects Non-regulated growth Incremental Growth and Expansion in Existing Footprint Other investment opportunities Serves as the “clearinghouse” for all capital investments being proposed as growth opportunities Ensures that proposals within Growth Council Scope are evaluated and scored on a sound and consistent basis Composition of Growth Council includes representation from strategic development, finance, legal and business units Manage projects in incubation Form the initial team Bring in external resources as needed Conduct periodic reviews of progress Make timely decisions on continuing or discontinuing projects Growth and Expansion Beyond Existing Footprint Incremental Growth and Expansion in Existing Footprint Growth and Expansion Beyond Existing Footprint 21

Growth Council: Composition and Functions Composition of Council Chair: Jim Moriarty, Senior Vice President and General Counsel Members: Corporate Senior Leadership Business Units’ Senior Leadership Regulatory Senior Leadership Strategic Development Analytic and Decision-making support Strategic Development Support Internal analyses External advisors Project Sponsorship/ Champions Strategic Development Support Internal team from BU Establish and oversee a disciplined business development process Put in place a process for: Timely decisions on progressing proposals from concept to active projects Ensure all proposals are assessed in a consistent manner Making decisions on investments in a rigorous and consistent manner Ongoing review and monitoring of investments Where necessary, “incubating projects” until they are ready for transition to the line BUs Key Functions of the Growth Council The Growth Council 22

Chesapeake Utilities Corporation Strategy By Continuing to: Maximize Organic Growth Expand in to New Areas Serve New Customers Provide New Service Offerings We will create sufficient profitable opportunities to invest capital above our fundamental growth levels and, with disciplined execution, we will meet or exceed our financial targets. Annual Capital Expenditures Strategy: Our strategy is to consistently produce industry leading total shareholder return by profitably investing capital into opportunities that leverage our skills and expertise in energy distribution and transmission to achieve high levels of service and growth. 23

Initiatives to Continue our EPS Growth To maintain or exceed our historical EPS growth rate, CPK will remain entrepreneurial. We will invest opportunistically, adapting to changing market fundamentals, while remaining financially disciplined Some new investment opportunities may have lower near term ROE but we will achieve continued EPS growth and long-term returns on capital investments Our business development teams will seek opportunities to invest capital into growth opportunities Select growth opportunities being considered include: natural gas transportation infrastructure, clean energy generation (natural gas and renewables) and propane in new service areas 24 Select Growth Areas being considered Natural Gas Transportation Infrastructure Gas-Fired Generation Renewables Propane Expansions and Start-Ups

Potential Opportunities Pipeline systems for Marcellus and Utica area natural gas production that serve downstream markets (like Aspire Energy) Aspire Energy footprint provides platform for pipeline expansion & pipeline acquisitions Acquire LDC/EDC/Municipals companies contiguous to existing CPK’s LDC businesses Acquire LDC/EDC/Municipals companies to develop new markets for CPK Acquire or develop LNG/CNG facilities to expand our geography and serve new customers Natural Gas Transportation Infrastructure Acquire or build, own, and operate pipeline systems that provide natural gas service to the downstream sectors One potential market entry is to acquire a minority, non-operating interest in developing and or operating interstate pipelines Focus on pipeline systems that serve demand centers such as LDCs, cooperatives, municipalities, communities, industrial end-users, and power plants Seek new development projects to serve downstream customers on pipelines that are well understood by CPK in the Southeast, Mid-Atlantic, and Midwest Leverage PESCO producer services relationships to develop additional pipeline projects 25 Select Growth Areas being considered Natural Gas Transportation Infrastructure Gas-Fired Generation Renewables Propane Expansions and Start-Ups

Clean Energy Generation – New Services & Customers Acquire or build power generation assets proximate to existing CPK infrastructure Preferred power generation asset would have long-term power and/or steam or other thermal requirements with customers Peak margin in the power market is the summer, therefore investment in this sector would offset CPK peak winter earnings seasonality Earnings volatility different than legacy CPK businesses Long-term offtake agreement could provide predictability of earnings Hedging eliminates the risk of margin erosion but may create short-term financial reporting volatility Central station generation barriers to entry are high, CPK will be more competitive on projects within existing service territory Pursue renewable projects that serve long-term customers Develop solar projects being requested by our commercial and industrial customers, before others come into our markets and provide the service Acquire an interest in a solar development company with a pipeline of projects and a need for capital to build and own solar projects Potential Opportunities Acquire or develop Combined Heat and Power projects Acquire interest in power generation projects 26 Select Growth Areas being considered Natural Gas Transportation Infrastructure Gas-Fired Generation Renewables Propane Expansions and Start-Ups

Propane Expansions and Start-Ups Acquisition of propane companies to provide access to new markets with significant growth potential or additional margin if converted to natural gas at prevailing values Build, own and operate distribution systems that provide propane service to new housing developments or small communities currently served by individual tanks Focus on new housing developments beyond the reach and economic feasibility of natural gas service Identify step out areas for expanding Sharp’s Community Gas Systems Seek out CGS opportunities where natural gas is not available Provide option to convert propane customers when/if natural gas service becomes available and CPK total returns on capital for natural gas exceeds propane Leverage our Autogas business to enter new markets Potential Opportunities Acquisition of propane company in new markets Existing CPK service territories in DE, MD, OH, VA and FL Identify markets outside of current footprint in areas where there is high growth and limited or no natural gas infrastructure 27 Select Growth Areas being Considered Natural Gas Transportation Infrastructure Gas-Fired Generation Renewables Propane Expansions and Start-Ups

Mid-Atlantic and Midwest Energy Operations 28

Mid-Atlantic and Midwest Energy Operations Components/ Entities Business Regulated or Unregulated Eastern Shore Natural Gas Natural gas transmission Regulated Delmarva Natural Gas Delaware Division Maryland Division Sandpiper Energy Natural gas distribution; propane gas systems being converted by Sandpiper Energy Regulated Sharp Energy Sharp CGS Sharp Autogas Propane distribution Unregulated Aspire Energy of Ohio Natural gas transmission/supply Unregulated 29

Eastern Shore Natural Gas 30

ESNG Overview Interstate Natural Gas Transmission Pipeline 31 Incorporated in Delaware in 1955 Initial construction consisted of 124 miles of pipe extending from Parkesburg, PA, through Delaware and ending in Salisbury, MD Eastern Shore began delivery of natural gas in 1959 Significant infrastructure growth projects to meet increasing market demand over Eastern Shore’s 59-year operating history, with more underway or in the planning phases Operates under the jurisdiction of the Federal Energy Regulatory Commission (FERC) Currently inter-connected with 3 upstream pipelines at 4 interconnect points Serves a mix of Local Distribution Companies, Industrials, Electric Power Generators, and Marketers Recognized by the American Gas Association for 9 years since 2003 for an outstanding safety record 24/7/365 gas control operations with continuous remote monitoring of the pipeline Led by executive leaders Steve Thompson and Jeff Tietbohl with 60 years of combined service

ESNG Overview Transmission Pipeline Infrastructure KEY FACTS Miles of Pipeline 457 Delivery Points 96 Delivery Points within 16 Delivery Point Areas Compression 17,745 hp at 3 sites Daleville, PA 4 units, totaling 6,880 hp Delaware City, DE 6 units totaling 7,890 hp Bridgeville, DE 3 units totaling 2,975 hp Interconnects 4 Interconnects with 3 Upstream Pipelines Honey Brook, PA Texas Eastern Transmission Parkesburg, PA & Hockessin, DE Transcontinental Gas Pipeline Co. Daleville, PA Columbia Gas Transmission, LLC Total FT System Capacity Currently : 236,400 dts/day Pending the completion of the 2017 Expansion Project, approximately 40 miles of pipeline and 3,750 hp of compression will be added to the system with total FT System Capacity nearly 300,000 dts/day Incorporated in Delaware in 1955 32

ESNG Customers & Service Offerings Local Distribution Companies (LDC) Industrials (IND) Electric Power Generation (EPG) Marketers Eastern Shore currently serves a mix of Local Distribution Companies, Industrials and Electric Power Generation customers in southeastern PA, DE and the Eastern Shore of MD 96% of Gross Margin is generated from Firm Transportation Services Multiple interconnects with multiple upstream pipelines allows ESNG’s customers to have the advantage of supply optionality. 33 ESNG Natural Gas Transportation Service Offerings Interruptible Transportation Off-Peak Firm Transportation Delivery Lateral Firm Transportation Firm Transportation

ESNG Capacity Consistent Growth Natural Gas Availability on the ESNG System Since the pipeline went Open Access in 1997, ESNG has more than quadrupled pipeline capacity, adding over 180 miles of new pipeline facilities and extending natural gas service to existing and new territories. Pipeline Capacity has more than QUADRUPLED over time period * Projected growth after 2017 Expansion Project placed in-service (estimated 2018) * 34

ESNG Capital Expenditures Over the last 10 years, ESNG has invested $265 million in its pipeline system and related infrastructure. The most significant expansion and reliability projects over the last decade include connecting ESNG to the TETCO pipeline system, White Oak Mainline, System Reliability, and currently the 2017 Expansion Project. 35

ESNG Gross Margin Consistent Growth 145% Growth in Gross Margin 36

ESNG Recent Projects Continuing to Increase NG Infrastructure Completed In Progress Approval Pending $41MM Capital $38MM $117MM $37MM 37 White Oak Mainline In-service March 2017 Pipeline looping and compressor upgrades to provide transportation services for Calpine's electric generating plant in Dover, DE System Reliability In-service April 2017 Additional facilities that ensure the quality of service and optimal system design and operation, benefiting all customers on ESNG's system 2017 Expansion Project Target In-service 2018 – Q12019 Capacity expansion of ESNG’s existing pipeline to provide additional natural gas transportation services to several customers, ranging from local distribution companies to industrials to electric power generators Del-Mar Energy Pathway Project Open Season Conducted: 5/16/17 – 6/6/17 Capacity expansion FERC CP application filed 9/14/18 Precedent Agreements executed with participating customers

Executing ESNG Strategic Initiatives
2017 Expansion Project – Overview

Project Summary

Miles of Pipeline/Compression	~33 miles of pipeline looping in Pennsylvania, Maryland and Delaware ~17 miles of new mainline extension and two pressure control stations in Sussex County, Delaware
Other Facilities	Upgrades to the TETCO interconnect 3,750 hp new compression-Daleville Compressor Station Two new pressure control stations
Total Capacity Increase (dt/d)	Total of 61,162 dt/d of additional firm natural gas transportation service with additional 52,500 dt/d of firm transportation service at certain ESNG receipt facilities

Est. Capital Investment	$117MM
Est. Capital Spend Years	2017-2019
Annual Margin	$15.8MM (1-5) & $13.2MM (6-20)

Value Creation

- Seven customers, including three affiliates, are participating in this Project which results in additional annual margin of $15.8 million for the first five years
- Two receipt zone contracts for $2.6MM are only assumed for the first five years

What's Different

- To date, the Project is the largest pipeline expansion project in ESNG's history and will result in an additional 40 miles of pipeline
- Introduction of 24" diameter pipeline in ESNG's pipeline system infrastructure

Next Steps

- Complete construction on remaining loops and place all segments into service by the first quarter 2019 energized

38

CHESAPEAKE UTILITIES CORPORATION

TOP WORK PLACES

Executing ESNG Strategic Initiatives

Del-Mar Energy Pathway Project – Overview

Project Summary

Miles of Pipeline/Compression	~6 miles of pipeline looping in Delaware ~13 miles of new mainline extension in Sussex County, DE and Somerset County, MD
Other Facilities	New pressure control station and new delivery stations in Sussex County, Delaware and in Somerset County, MD
Total Capacity Increase (dt/d)	Up to an aggregate of 14,300 dt/d

Est. Capital Investment	$37.1MM
Est. Capital Spend Years	2018-2021
Annual Margin	$5.1MM

Value Creation

- Support local distribution companies' ability to maximize their customer additions in the fast growing area of east Sussex County, Delaware and conversion market opportunities in Somerset County
- Project will provide an additional 14,300 dt/d capacity to four total customers, including three affiliates

What's Different

- Furthering natural gas transmission pipeline infrastructure in eastern Sussex County, DE
- First extension of ESNG pipeline system into Somerset County. Piped natural gas will be available in Somerset County for the first time in history

Next Steps

- Certificate Application submitted to FERC on September 14, 2018
- Continue development of the project's facilities and successfully obtain all required permitting
- FERC regulatory process and approval

energized
39
CHESAPEAKE UTILITIES CORPORATION
TOP WORK PLACES

Executing ESNG Strategic Initiatives Potential Future Expansion Project – Overview Pipeline Expansion Multi-year phased in pipeline expansion providing firm transportation service capacity additions to southeastern PA and areas of the Delmarva Peninsula, including areas currently not served with piped natural gas. Proposed to be phased in over 3-year period (Nov. 1, 2020, Nov. 1, 2021, and/or Nov. 2022). Market Hub Services Possible bi-directional upgrades to the northern portion of ESNG’s transmission system where it is interconnected with the three interstate systems (Texas Eastern, Transco and Columbia Gas). Shippers would have the ability to deliver gas to ESNG from one interstate pipeline and have ESNG re-deliver the gas into another interstate system for the shipper. This supply optionality will allow shippers to take advantage of market pricing differentials between pipelines. Open Season held from February 7 – April 17, 2018 Development of project(s) to meet Open Season responses underway Opportunity Summary 40

Delmarva Natural Gas Distribution 41

Chesapeake Utilities & Sandpiper Energy – Overview Delaware Division Southern New Castle County, Kent County and Sussex County Over 52,000 retail customers Over 1,027 miles of natural gas main Delivers nearly 8 million Mcf of natural gas per year Maryland Division Cecil County, Caroline County, Dorchester County and Wicomico County Over 12,800 retail customers Over 311 miles of natural gas main Delivers nearly 3 million Mcf of natural gas per year Sandpiper Energy Worcester County Over 10,600 retail customers Over 310 miles of natural gas and propane main Delivers nearly 400 thousand Mcf of natural gas and 4.1 million gallons of propane per year (363 thousand Mcf equivalent) 42

Chesapeake Utilities & Sandpiper Energy –Staffing 43 Business Unit Leadership Team Business Unit leadership team has a combined 54 years of Company service Business Unit Team 135 Personnel located in Delaware and Maryland Focused on Safety, Business Development, Business Operations, Business Planning, Engineering, Field Operations, Gas Supply, Sales and Marketing Aleida Socarras – Vice President (7 Years) Shane Breakie – Director, Energy Services (25 Years) Christopher Redd – Director, Gas Operations, Engineering & Supply (14 Years) Autumn Chalabala –Director, Business Operations (8 Years)

Chesapeake Utilities & Sandpiper Energy – Past Performance 44

Chesapeake Utilities & Sandpiper Energy – Distribution System Expansion Past Organic growth focused on Kent/New Castle Counties, DE Present Growth into eastern Sussex County, DE and Cecil County, MD Conversion of existing propane customers in Worcester County, MD Future Continued expansion in growth areas of our service territory Looking for expansion opportunities in other areas of the Peninsula 45

Sandpiper Energy – Customer Conversions from Propane to Natural Gas Approximately 6,800 customers have been converted (Berlin, West Ocean City, Ocean Pines, and Ocean City). A bay crossing from West Ocean City to Ocean City completed in 2017 Conversions in Ocean City continue during the months of September - May Conversions in Ocean Pines happen year round --- line = natural gas main --- line = propane main Berlin Ocean Pines Ocean City West Ocean City 46

Sharp Energy Propane Operations 47

Sharp Energy – Overview 48 Servicing customers’ propane needs for over 35 years 1981: Acquired Clarence E. Sharp Company in Georgetown, DE. Sharpgas, Inc. DBA Sharp Energy was formed to consolidate CPK’s propane distribution operations 2011: Initiated start-up operation in the Poconos, PA 1988: Acquired Kellam Energy, Inc. in Belle Haven, VA 1997: Acquired Tri-County Gas Company in Salisbury, MD and Sheldon Gas Company in Dover, DE 2005: Initiated start-up operation in Allentown, PA 2010: Initiated start-up operation in Cecil County, MD 2013: Signed first Autogas customer 2016: Initiated start-up operation in Anne Arundel, MD 2018: Expanded Autogas offerings to Jupiter and Jacksonville, FL Provides propane distribution service to approximately 39,000 customers Service territories include Delaware, Maryland, Virginia and Pennsylvania Customer categories include residential, commercial, industrial, agricultural and Autogas 29 bulk storage facilities (4 rail) with total propane storage capacity in excess of 3.5 million gallons; more than any other propane provider in our operating territory Leadership team has a combined 158 years of service 170 employees and 10 operating locations

Sharp Energy Growth Story Sharp continues to grow organically within existing territories as well as expand geographically, with a focus on markets on the western shore of MD (Anne Arundel County and Baltimore County) and Wilmington, DE (Autogas and commercial focus) Expanding into Carroll County to support autogas/builder opportunities in the surrounding counties Historic Service Territories (2001 – 2011) Current Service Territories (2018) 49

Market Profile – Gallon Sales & Customer Count Sharp Energy 50

Sharp Energy – Growth Initiatives Community Gas Systems Business Unit Leadership Team Timely execution and communication has set Sharp Energy apart from the competition Maintain and develop builder relationships via dedicated staff to ensure seamless implementation of the gas system within the developments Additional opportunities for temp heat and bulk residential gallon sales Autogas Start-ups Poultry Established relationships early-on with strategic partners to support sales efforts Autogas technical services team is capable of converting, repairing and maintaining Autogas vehicles Created a multi-fleet fueling station network to support refueling efficiency for our Autogas customers Recognized as the premier provider of Autogas in the propane industry Facilitates geographic expansion beyond existing service territories Accelerated gallon sales through builder relationships and autogas opportunities Poultry producers are increasing capacity on the Delmarva Peninsula to more efficiently supply the Northeast market and accommodate growth Poultry producers see the value of quality of service and guarantee of supply Sharp can leverage its superior infrastructure and grower relations to gain market share in the growing poultry market 51

Sharp Energy – Community Gas Systems 52 Leveraging builder/developer relationships beyond our existing territories Newly developed relationships with national builders As of May 2018, the combined storage capacity for all active CGS communities exceeded 790,000 gallons of propane, and served 67 CGS systems and 9,625 customers

Sharp Energy – Autogas To date, Sharp has displaced over 4.8M gallons of gasoline/diesel fuel (internal use and external sales combined) Benefits of Autogas: Economical On average, 30-40% less expensive than gasoline and about 50% less than diesel Cleaner burning = reduced maintenance costs Clean Up to 25% less greenhouse gases 20% less nitrogen oxide Up to 60% less carbon monoxide Domestic More than 90% of the U.S. propane Autogas supply is produced domestically, with an additional 7% from Canada Sales accomplishments: Awarded Delaware Rapid Transit fuel supply for 5 years Sharp is a key provider of Autogas for propane-powered school buses in the states of Delaware, Maryland and Pennsylvania Sharp’s ability to capitalize on various incentives and grants increases the economics of conversions for both Sharp and its customers Sharp will facilitate Autogas conversions for FPU and support sales efforts to expand Autogas offerings in Florida 53

Sharp Energy – Autogas # of Multi-Fleet Fueling Stations= 15 # of Private Fueling Stations= 31 54

Sharp Energy – Start-ups Start-ups: 2005: Allentown, PA 2010: Cecil County, MD 2011: Poconos, PA 2016: Anne Arundel, MD Anne Arundel Growth drivers include autogas and large commercial accounts Trending to deliver 1M gallons by YE 2018 Fastest grass roots start-up to 1M gallons in Sharp history 55

Sharp Energy – Poultry Added 495,000 gallons of tank capacity since March 2017 Total poultry growers tank capacity is currently 2.28M gallons 56

Aspire Energy of Ohio 57

Aspire Energy Overview Natural Gas Gathering System 58 Unregulated natural gas business operating gathering and intrastate pipelines in Ohio Provides natural gas supplies to various local gas cooperatives and local distribution companies Expertise in areas such as Operations, Business Development & Marketing, Field Support & Construction, Meter Reading Services, Land, Engineering & GIS, and Financial Analysis Long-term supply agreements with Columbia Gas of Ohio (COH) and Consumers Gas Cooperative (CGC), which serve more than 20,000 end-use customers Led by executives Steve Thompson and Doug Ward with a combined 65 years of industry experience 56 Employees located in Ohio CPK acquired Gatherco on April 1, 2015 and began operations as Aspire Energy Gatherco was established in 1997 when they acquired Columbia Gas Transmission’s natural gas gathering assets in Ohio Operating 16 gathering systems and more than 2,600 miles of gathering and intrastate pipelines in the Marcellus and Utica shale production areas

Aspire Energy Overview Aspire Energy operates in 40 of the 88 counties in Ohio, providing natural gas supplies to various local gas cooperatives and local distribution companies, including Consumers Gas Cooperative and Ohio’s largest local distribution company, Columbia Gas of Ohio Aspire Energy is an unregulated natural gas business operating 16 gathering systems and more than 2,600 miles of gathering and intrastate pipelines in the Marcellus and Utica shale production areas. 59

Aspire Energy Value Chain System Overview Own and Operate ~2,600 miles of pipeline, 16 Gathering systems Off-System Sales DELIVERIES: Approx. 2 MM Dth Gather wellhead natural gas production RECEIPTS: Approx. 5.0 MM Dth Own and Operate two (2) gas processing plants Serving more than 20,000 end-use customers, and delivering approximately 4 MM Dth per year RECEIPTS: Approx. 1 MM Dth Propane Services (Potential Growth Opportunity) Wholesale Retail Propane Extracted From Processing Plants: Approx. 700k gallons NGL Sales DELIVERIES: Approx. 1.5 MM gal. from 305 Producers 60

4.0 Million Dts Delivered Annual to CGC and COH Nearly 90% of Aspire Energy’s margin is generated from unregulated long-term supply agreements with Columbia Gas of Ohio (COH) and Consumers Gas Cooperative (CGC), which serve more than 20,000 end use customers. Aspire Energy Value Chain Delivery to End Users & Down-Stream Markets 61

3-Yr Avg. Growth Rate – 8.77% Customer Profile – Consumers Gas Cooperative Customer Growth Growth rates have averaged 8.77% the last three years. The residential sector continues to be the driving force for customer growth, accounting for 82% of new members over the past five years. 62

Customer Profile – Consumers Gas Cooperative Aspire Energy has a long term contract to provide natural gas to all Consumers Gas Cooperative members. 63

Customer Profile – Columbia Gas of Ohio Aspire Energy has a seven year contract to provide natural gas to 80 Columbia Gas of Ohio meters. 64

Aspire Energy Performance Results Gross Margin Excludes Q1 4/1/15 – Date of Acquisition 65

Aspire Energy – Potential Growth Sectors Consumers Gas Cooperative Focus on agricultural sector primarily in Western Ohio which is home to the largest corn production in the state. Areas also have large poultry facilities with year-round usage. Pursue commercial loads and other large volume industrial users. Target expansion in growth regions in the state. Transmission Opportunities Pursue intra/interstate pipeline opportunities preferably with associated downstream markets such as power plants, industrial consumers, and LDCs. Propane Services Upgrading existing processing plants’ Mechanical Refrigeration Units (MRU) to include depropanizers that will extract marketable propane onsite. Leveraging propane extracted by MRUs will position the company to initiate and grow wholesale/retail propane services. Positions the company to grow outside of existing footprint through Community Gas System (CGS) projects where natural gas infrastructure is readily available. Acquisitions Opportunistic acquisitions to expand our footprint and to enhance our system capabilities. 66

Regulatory Overview and Update 67

Regulatory Strategy is a Key Component of our Corporate Strategy Regulatory Strategy is a Key Component of Corporate Strategy with a goal of Maximizing Shareholder Value This is accomplished through a variety of Regulatory actions Attaining a positive and influential position with Stakeholders Partnering with BU’s on Strategy and Budgets to develop a Regulatory Plan Making strategic filings to receive a return on and/or recovery of investments and acquisitions Base Rates Riders and surcharges Revenue Normalization Mechanism Regulatory Assets 100% compliance with Commission Orders, Rules and Statutes 68

Regulatory Contributions to Corporate Success In the last 2 years, the Regulatory group has successfully settled 3 rate cases 2 of which resulted in the largest base rate increase in the respective BU’s history and the group successfully filed and received approval to construct and implement several large projects such as ESNG’s 2017 Expansion Project which contributed to record earnings for the Company. In addition, the Regulatory team was successful in negotiating regulatory assets for Tax, Pension termination, and IT related costs as well as riders for propane to gas conversion costs and line relocates & PHMSA related costs. Finally, the Regulatory group has developed positive and collaborative relationships which have been key in receiving positive outcomes for not only base rate cases but also in settling cases such as the recent USA Expansion Area Rates at our LDC’s. 69

Unique Regulatory Provisions - Chesapeake Utilities & Sandpiper Energy Revenue Normalization (MD, SE) – Delivery service revenue is either increased or decreased to equate to a set amount per customer as approved in the last base rate proceeding Expansion Area Rates (DE) – Higher customer charges in a designated area to enable expansion of infrastructure Eastern Sussex Expansion Rates (defined geographical area) Underserved Area (USA) Expansion Rates Negotiated Rates (DE, MD, SE) – Individual rates to certain large customers, often higher than tariff rates, allowing for economic expansion to serve those customers Environmental Rider (DE) – Separate surcharge on customer bills to recover costs associated with remediation of environmental sites Franchise Surcharge (DE) – Separate surcharge applicable to customers within specific city/town limits to recover the franchise fee paid to the city/town Gas Cost Recovery (DE) – Provision allowing out-of-cycle adjustment to the gas cost rate if over/under collection of gas costs is outside of a designated band System Improvement Rate (SE)– Separate surcharge on customer bills to recover the cost of bare steel replacement and the cost of distribution system conversion and customer conversions from propane to natural gas Delivery Service Rates Incremental Rates 70

Status of Tax Rate Reserves for Refunds to Customers FERC (ESNG) Delaware (DE - DNG) Maryland (DNG- Sandpiper) Florida (FPU) YTD thru 6/30/2018 Refunds and Reserves $1.7 MM $641K $910K $2.2MM Status 6/30/2018 Refunded $902K YTD Filed PSC Reviewing Rates $783K Refunded in July 2018 Natural Gas and Electric have both filed 71

Florida Business Unit Investor Day 2018 72

Agenda Performance Results Projects and Initiatives Florida Market Business Unit Profile 3 73

Florida Market 74

Florida Key Growth Metrics November 2017 Fishkind & Associates, Inc.© Housing Starts Commercial Sq. Ft. City sized developments underway again. Forecast downturn tied to interest rates. Significant construction activity in medical, industrial, and service markets. Florida 3rd largest state - 21.3 million. 1,000 person per day growth rate. Population and Employment 75

Florida Energy Industry

- **Natural Gas**
  - Sabal Trail; Next Era Florida Southeast Connection pipelines in-service.
    - Next Era Indiantown to Riviera Beach Power Plant 24" pipeline moved to FSC.
  - Companies are looking to develop a new transmission pipeline to South Florida.
  - EMERA TECO/Peoples Gas and NextEra Florida City Gas acquisitions.
  - Emerging LNG/CNG market.
- **Electric**
  - FPL acquisition of Gulf Power.
    - Implications for current and future Purchase Power Agreements.
  - Capacity market remains long, generation development continues.
  - Significant utility scale solar PV under development.
  - Electrics are investing heavily in smart grid and storm hardening.
  - Muni's a little unsettled (Vero Beach, JEA, etc.).
- **Propane**
  - Wholesale expansion.
  - Small acquisitions.


Welcome to
FLORIDA
THE SUNSHINE STATE

energized
76
CHESAPEAKE UTILITIES CORPORATION
TOP WORK PLACES

Florida Business Unit Profile 77

Florida Business Unit Profile Florida Public Utilities Company Natural gas distribution Electric distribution Central Florida Gas Natural gas distribution Peninsula Pipeline Company Intrastate gas transmission Flo-gas Corporation Wholesale and retail propane Eight Flags Energy, LLC Unregulated Energy Services Home warranty, surge protection, appliance sales and services 78

Florida Strategy Consistent with the overall Chesapeake strategy. Aggressive, but disciplined, market search for investment opportunities. Territory Expansion; GRIP; CHP; Electric Reliability Create an organization capable of executing and supporting project development. Engineering; Finance; Regulatory; Project Management; Operations Execute a regulatory strategy that supports growth. Inter-company project approval (PPC and CHP) Cost recovery mechanisms (GRIP, Swing Charge) Obtain project margins that produce accretive, EPS growth. Regulatory strategy and incremental customers. Balance the pace of growth to maintain reasonable returns and rate impacts. 79

Florida Capital Expenditures $467M in capital expenditures 2010-2018F 80

2010-2018F Florida Growth Average Capitalization 81

Florida Margin Growth Margin 2018F Margins does not include an adjustment for a $3.8M reserve for tax rate refund Year over Year 82

Projects and Initiatives 83

Gas Reliability Infrastructure Program (GRIP) Remaining GRIP Investment $35M through 2021 84

Florida Natural Gas Developments Westlake – Palm Beach County 4,500 homes Avenir – Palm Beach County 3,250 homes Wildlight – Nassau County 3,000 homes 6,000+ total homes under contract $9M capital investment 2018 Florida Res Dev Signings – 2,428 homes $3.6M capital investment 85

Florida Natural Gas Development Deseret Ranch Property Ownership Land acquired in 1950 by the Mormon Church. 295,000 acres, 250 square miles. Location: Osceola, Orange and Brevard Counties Current use: cattle, citrus, timber. Project Scope City the size of Miami. 2080 expected population: 493,000. Sunbridge 37,000 homes and apartments, nearly 20 million square feet of commercial space and more than 3,000 hotel rooms. Development timeline: 2018-2047. North Ranch Sector Plan 133,000 acres in Osceola County. 53% mixed-use development, 29% conservation lands, 13% agriculture, 5% reservoirs. Development timeline: 2040-2080. 86

PPC and CFG Northwest Expansion PPC 12” transmission project to serve CFG Escambia County, Florida expansion. Anchor loads: City of Pensacola and Ascend Performance Materials. 115,500 dt/day capacity.; 105,500 dt/day under contract. $44.3M total capital. $6.6M annual margin. 16% IRR. In-service. 87

PPC New Smyrna Beach Pipeline PPC project serves FPU. Increased pressure and volume for FPU growing distribution system. Resolves a pipeline integrity issue with former FGT lateral acquired by FPU in 2011. $9M investment. $1.4M annual margin. In-service. 88

PPC Western Palm Beach County Expansion Four PPC projects to serve FPU distribution expansions in PBC. Resolves a pipeline integrity issue with former FGT lateral acquired by FPU in 2011. $20M total investment. $3.4M annual margin. Mid-2019 in-service. 89

Proposed Combined Heat and Power #2 Potential 2nd CHP project on Amelia Island. Both Rayonier and West Rock paper mills are evaluating Chesapeake term sheets. FPL Interconnect is complete enabling FPU to wheel power to its NW Division. Similar capacity unit as 8 Flags – nominal 20MW; high pressure steam. $45M investment (est.) 90

PPC interconnect with SONAT and the existing PPC pipeline jointly-owned with EMERA Peoples Gas. Supports FPU load growth for additional CHP, Lignotech, Rayonier recovery boiler and other res and C&I growth. $25M total investment (est.) Proposed PPC Nassau County Pipeline 91

Natural Gas Marketing - PESCO 92

Strategic Business Unit Objectives Create Incremental Value Aggregate Supply Optimize Asset Portfolio Originate Demand 93

Strategic Fit - Generating Margins With Other CPK Business Units Upstream Midstream Downstream Gathering / Processing Intrastate / Interstate Pipelines Demand Projects Combined Heat & Power (CHP) CNG & Propane Fueling Propane Distribution Local Distribution Companies (LDCs) and Cooperatives Energy Marketing & Trading Wholesale Logistics Asset Management Agreement (AMA) for: Operational Balancing Agreement (OBA) for: Shipper behind Hedging for: Gas Supply for: EIGHT FLAGS ENERGY Asset Management Agreement (AMA) for: BU associated target margin – Aspire $300 - $500k, DNG $1.0 - $1.5 million, 8 Flags $150 - $300k, ESNG $500k - $1.0 million 94

Strategic Insights Our growth strategy continues to be impacted by significant fundamental changes in shale supply, demand, and new build infrastructure These changing market dynamics are supportive to our strategy: Aggregate Supply, Originate Demand, and Optimize Asset Portfolio In order to achieve our targeted growth for PESCO, we need to grow organically across these disciplines Our regional growth plan uniquely positions us to take advantage of dislocations in markets caused by these fundamental factors Target markets: Southeast, Mid-Atlantic, Appalachian Basin, & Midwest Our origination team has the capability to sell CPK’s entire unregulated service offering in our target markets (propane, CHP, renewables and other PESCO offerings) 95

Margin History 96

Beachhead Project Locations of Interest - Nexus Points

Beach Heads are defined as high priority transactions that anchor PESCO to market areas

<u>Anchor Markets</u>

1. DE, MD, Eastern PA
2. Florida
3. Midwest

<u>Follow the Gas</u>

7. Southern Appalachia
8. Gulf access areas
9. Mississippi Valley



4
3
1
7
5
9
6
8
2
Gulf of Mexico
300 km

<u>Adjacent Markets</u>

4. Marcellus
   - Adjacent to TCO FT
   - Cheapest gas
   - Most production
5. D.C. Metro / Transco Z5
   - Adjacent to DE
   - Non-Coincidental, Peak Demand (NCPD)
   - Attractive retail
   - changing
6. SONAT area
   - Link to FL
   - Non-Coincidental, Peak Demand (NCPD)

energized

97

CHESAPEAKE UTILITIES CORPORATION
TOP WORK PLACES

Financial Review and Outlook 98

Regulated Energy Operations 99

Unregulated Energy Operations* *Xeron’s results have been excluded.     2017 Gross Margin 2017 EBIT Total Assets (12/31/17) Operations Areas Served (000’s) (000’s) 000’s) Propane Distribution Delaware, Maryland, Pennsylvania, Virginia and Florida $47,726 $9,182 $55,079 Natural Gas Transmission Ohio 14,528 4,524 69,182 Electric & Steam Generation Florida 7,993 2,641 37,951 Natural Gas Marketing & Services Appalachian Basin, Mid-Atlantic, Southeast 2,212 (3,147) 13,850 Total Unregulated Energy   $72,459 $13,199 $176,062 100

2017 Consolidated Results By Segment     2017 Gross Margin 2017 EBIT Total Assets (12/31/17) Segment Areas Served (000’s) (000’s) 000’s) Total Regulated Energy Delmarva and Florida $207,602 $73,160 $767,680           Total Unregulated Energy Delmarva, Florida and Ohio 72,459 13,199 176,062           Other Xeron, Other, etc. (392) (516) 336           Consolidated   $279,669 $85,843 $944,079 101

Strong Results over the Last Ten Years Financial Metrics for 2007 and 2017* * Except as Otherwise Noted. 102

Earnings per Share Eleven Years of Consistent Growth Affirm previous year end guidance for forecasted earnings per share growth of 17% plus in 2018 including tax reform and key projects (based upon 2017 Adjusted EPS of $2.89) Reported Earnings 5-year Growth Rate 8.4% 10-year Growth Rate 9.9% Long-term EPS Growth Rates Through 2018 Estimate EPS of $3.38 *Represents Adjusted EPS. 103

Historical ROE Our ROE from Unregulated Energy Segment increased Consolidated ROE by 120 basis points for the period 2007 through 2017. (11.7% Consolidated ROE versus 10.5% Regulated ROE). 104

Gross Margin History Gross Margin Increased $128 Million since 2010 In the last 5 years, gross margin has increased approx. $20M annually GM CAGR of 7.8% from 2010-2017 (7 years) $5M $8M $18M $22M $19M $14M 105

Continuing to Build for the Future Capital Expenditures Capital Expenditures have averaged 25% of Total Capitalization over six years. The investments we have made more than doubled our Total Capitalization over this period. $ thousands 2018 Forecasted Capital Expenditures $110,813 Natural Gas Transmission 74,524 Natural Gas and Electric Distribution 20,772 Unregulated Energy 10,289 Corporate / Other $216,398 Total Forecasted Capital Expenditures Capital expenditures for the six months ended June 30, 2018 were $135 million. Capital spending 2018 forecast increased from $182 million to $216 million based on additional profitable opportunities. Percentages Shown - CapEx/Capitalization 106

Investing in Growth Capital Expenditures as Percentage of Total Capitalization We are aggressively seeking opportunities to invest capital to generate value for our customers and shareholders. *Named Peer Group includes the following companies: Atmos Energy Corporation; Spire Energy, Inc.; New Jersey Resources Corp.; Northwest Natural Gas Company; RGC Resources, Inc.; South Jersey Industries, Inc.; and WGL Holdings, Inc.; Black Hills Corp.; NiSource Inc.; Northwestern Corp.; ONE Gas Inc.; Unitil Corp.; Vectren Corp. Results of Peer Group through June 30, 2018. **Includes FPU acquisition. 107

Chesapeake Utilities – Capital Spending Fundamental Growth Formula - $600M We expect to invest $600M-$1B over the 5 yrs. 108

Major Projects and Initiatives Expected to Produce $33.6 Million in Incremental Margin (2017 vs. 2019) 10,033 $20,730 $5,104 $12,820 Gross margin amounts included in this table have not been adjusted to reflect the impact of TCJA. Any refunds and/or rate reductions implemented in the Company's regulated businesses will be offset by lower Federal income tax due to TCJA. (1) (1) (1) (1) (1) (1) (1) 109

Strong Balance Sheet to Support Future Growth Total Capitalization has Nearly Doubled in Five Years Equity/Permanent Capitalization 70.3% 65.5% 70.6% 76.5% 71.1% 67.8% Equity/Total Capitalization 54.3% 54.0% 51.9% 55.4% 51.5% 51.1% * Short-Term Debt includes Current Portion of Long-Term Debt $994,847 $944,079 $805,010 $689,692 $556,148 $513,384 Target Equity to Total Capitalization Ratio of 50% - 60% 110

Long-term Debt Maturity Schedule Annual Principal Payments and Cost of Remaining Debt 2022 amortization includes $8.0 million FPU 9.08% legacy note. Total long-term debt with new issues $407 MM Committed $340 MM new long-term debt since 2013 at an average rate of 3.72% and average life of 12.9 years. 111

Anticipated Financing Plans Through 2022 A significant portion of our capital spending will be funded internally given our high earnings retention rate Current plan does call for additional long-term permanent financing through 2022 We will issue permanent financing to support achieving our target equity to total capitalization (including short-term debt) remains 50-60 percent We will continue to utilize our committed short-term lines of credit to provide flexible, cost-effective financing until projects are placed in service Private Placement Shelf Agreements $50 Million long-term debt placement committed to fund in November 2018 $100 Million long-term debt placement committed to fund in August 2019 $250 Million in Available Shelf Agreement Capacity Equity offering may be necessary in 2019 as current projects under construction are fully-in service 112

Dividend Growth Continues Dividend and Dividend Payout Ratio – With Room to Grow 5 Year Average Dividend Payout = 43% 10 Year Average Dividend Payout = 46% 6.2% 6.5% 4.9% 6.1% 6.6% 13.8% $1.03 $1.08 $1.15 $1.22 $1.30 $1.48 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 2013 2014 2015 2016 2017 2018 Annualized Dividend and Payout Ratio Annualized Dividends Payout Ratio $0.81 2008 5 year CAGR in DPS = 7.6% 10 year CAGR in DPS = 6.2% 113

Chesapeake Utilities Corporation - Execution Consistently exceeds targets for total return, EPS and DPS growth and payout Superior return compared to industry; average rank of 3.5 out of 44 for total return Earnings growth 40 to 290 percent higher than the industry average Dividend growth 14 to 250 percent higher than the industry average Source – McManus Financial Notes: Total Return is calculated without dividend reinvestment First Call consensus estimate used for 2018 earnings; all other earnings numbers reflect “adjusted earnings (for all companies) Dividend payout is calculated using dividends paid divided by adjusted earnings 2017-21 (Earnings Growth) = CAGR in consensus estimated EPS for 2021 over actual, adjusted EPS for 2017 114

Chesapeake Utilities - EPS Outlook *Based on 2017 Adjusted Earnings per Share Key Assumptions: Capital Expenditures approximately $600M-$1B Normal weather conditions Maintain target capitalization range of 50% to 60% Equity Dividend Payout Ratio approximates 45% Dividend per share growth supported by EPS growth 7.75 – 9.5% CAGR 115

$1.4 Billion in assets: 84% regulated and 16% in unregulated complementary businesses Strong balance sheet and high retention rate for reinvestment CAGR in EPS of 8.4% (5 years) and 9.9% (10 years) Opportunity for continued growth at this level going forward Total return of 22% (5 years) and 19% (10 years) 5 Year dividend growth of 7.6% (13.8% increase in 2018) Proven ability to identify profitable growth opportunities $216 million in capital spending planned for 2018 2019 capital budget to be disclosed in early 2019 $600 million to $1 billion in targeted spending (2018-2022) Superior Earnings Growth Strong Foundation Energized Engaged Employees Positioned for Continued Growth Investment Highlights A High Growth Energy Delivery Investment Proposition 116

Closing Remarks 117

Well positioned for 2019 and beyond! Strong Company culture driven by energized employees Successful implementation of growth strategy led by a deep management bench Strategic platform for growth supports our strategy and execution Opportunities exist for continued growth Disciplined execution of growth investments 118

Thank You! 119

Appendix 120

Corporate Depth Office of the General Counsel (including Legal, Regulatory and Security) – Jim Moriarty Customer Care – Nicole Carter Information Technology – Vikrant Gadgil Safety, Communications and Human Resources – Lou Anatrella Accounting, Finance and Investor Relations – Beth Cooper 121

Office of the General Counsel - Overview The office was established in March of 2015 and is responsible for all legal, government relations, corporate governance, regulatory, and security matters Our General Counsel chairs the Company’s Growth Council, Risk Management Committee and Security Council, while other team members actively participate in cross-functional groups We work closely with Company leadership to respond to significant challenges in the energy industry, and to develop and implement our growth strategies, including adjustments to the Company’s operations Our goal is to provide value added services to our stakeholders through expertise and efficiency We have a broad reach across the enterprise serving a range of stakeholders We are positioning for sustainable practices and sound risk management 122

Office of the General Counsel - What We Do We develop strong and positive relationships with the members of the senior management team, as well as with business unit leaders and other employees across the enterprise We continue to foster and develop strong and positive relationships with legislators, regulators, key industry players and others in the community We are a trusted advisor and confidant and maintain an open door policy to all team members on any subject matter We are comprised of hard working, bright people who do the right thing We value being a member of the team and are comfortable advocating or taking strong positions when appropriate We advise on activities that enable the Company to leverage existing and new relationships We bring structure and uniformity to contracts, transactions and commercial relationships across the Company We generate awareness of legal review and continue to lower the transactional risk across the organization We have facilitated free flow of legal and regulatory information and advice between departments by centralizing and standardizing processes and discussions Outreach efforts across the organization continue to strengthen cross-functional dialogue 123

Living our Culture Corporate Governance Accolades 2018 Best North American Utility for Corporate Governance Ethical Boardroom magazine named us the Best North American Utility for Corporate Governance Our commitment to a culture that promotes integrity and accountability, along with hard work and dedication of our team, is the foundation for our continued success 2017 Governance Team of the Year We took top honors at the Corporate Secretary magazine’s 10th annual Corporate Governance Awards ceremony in NYC on November 9, 2017 for Governance Team of the Year (small to mid-cap sized companies) We are committed to the highest ethical standards, compliance and best practices in corporate governance, which are embedded in the Company’s culture and values Other award winners included Apple, Eli Lilly and Company, Honeywell, Intel Corporation, Microsoft, PepsiCo, Visa and USAA. 124

Safety, Communications, and Human Resources Chief Human Resources Officer established in 2017. Combined Human Resources, Safety, and Communications teams in May of 2018. Together, we are responsible for all corporate health and safety programs; Company brand management; internal and external communications; engagement, culture, and talent management; compensation and benefits; and employee and labor relations. Our CHRO chairs the Employee Benefits Committee, sponsors the Company’s Leadership Development Academy, and is involved in the Company’s Growth Council. We Enable Success through Leadership (We are a Powerful Catalyst for Change) by understanding the business strategy in order to drive the people strategy 125

Promoting Our Brand Values Leadership Development Compensation and Benefits Succession Management Performance Management Our Strategic Priorities 126

Information Technology Creating Scale & Supporting Growth Highlights : Build People, Process and Systems infrastructure to support growth Utilize technology to create scale and achieve efficiencies. Realize efficiencies and speed through a balance of capabilities between corporate functions and Business Units Business & Information Services: Basic IT services including Telephony, Networks, Workplace Technology, Productivity Tools, eMail Provide support to end users on technology needs including office productivity applications and mobile devices Support a growing business and geographic footprint. Delivering business enabling technology projects such as Mobile Work Orders, Budgeting and Planning, Billing Systems, Customer Portal Support applications and enhancements in all functional areas and business units Provide secure and reliable IT infrastructure through sound Cyber Security practices 127

Information Technology Creating Scale & Supporting Growth Enterprise Project Management Office : Enterprise Project Management Office was created to support large capital and enterprise projects. The team is staffed with Project Management professionals and are tasked with establishing strong project management capability and processes and to lead assigned projects. The team continues to support enterprise, facilities and capital projects directly and indirectly. With about a billion dollar capital spend projected over 5 years, project management excellence is a key capability for effective delivery of the projects underpinning this investment. Procurement : Created a Corporate procurement department in 2017 Hired procurement leader and identified opportunity across over $ 200 million of addressable annual spend. Executive advisory council in place to guide multiple sourcing initiatives across categories ranging from Travel, Pipes and MRO. Potential of $ 10 million in savings in both capital and expense. Developing capabilities in sourcing, streamlining purchase and contracting processes and enhancing vendor interactions. Expecting gain in processes efficiency and purchasing leverage to enhance value. 128

Customer Care Chesapeake's customer strategy is guided by our Service Excellence Model: Safety, WOW, Presentation, and Delivering Results The Voice of the Customer (VOC) program allows us to gain insight on customer sentiment, identify areas of strength, areas customers would like to see improved, and new service offering opportunities. VOC analytics and metrics include Customer Satisfaction, Transactional Net Promoter Score, Customer Effort, First Contact Resolution, Internal customer experience, and Quality scores. Chesapeake strives to balance customer innovation with fiscal responsibility. Business transformation in technology will allow Chesapeake to marry the best of the human interactions and digital capabilities. 129

Finance Team Key Services Treasury Services Cash management Credit management (evaluation and monitoring) Financing (debt and equity) Risk management and insurance Investor relations Internal Audit Enterprise Risk Management Operational audit Internal control environment (evaluate effectiveness and monitoring) SOX compliance Financial Planning & Analysis Budget and forecast compilation and analytics Assisting with strategic initiatives, including review of financial models Enhance analytics Accounting System and Process Improvement Accounting system administration Project coordination and support for process improvements Project management, prioritization and execution 130

Finance Team Supporting the Business Accounting Business Unit Accounting (Delmarva regulated, Florida regulated, unregulated) General ledger and plant accounting Analytics and reconciliation Revenue, sales, franchise and property taxes Regulatory annual reports (FERC forms) Shared Services Accounts Payable Corporate Accounting & Allocations Financial Policy Technical accounting Evaluate regulatory and accounting treatment of Company initiatives Analysis and financial support Evaluate Company’s compliance with emerging GAAP and potential impact Liaison with business units, rates and regulatory group, and accounting as it relates to regulatory matters Financial Reporting and Tax Compliance Internal reporting to management and Board of Directors External SEC reporting (10-Q, 10-K, earnings release) Stand-alone financial statements Income tax compliance Payroll tax compliance 131

Regulatory Information 132

ESNG Regulatory Snapshot   Commission Structure: 5 commissioners Full-Time Presidential Appointment Regulatory Jurisdiction: FERC Base Rate Proceeding: Delay in collection of rates subsequent to filing application Up to 180 days Application date associated with the most recent permanent rates 1/27/2017 Effective date of permanent rates 8/1/2017 Rate increase (decrease) approved $9.8M, exclusive of TCJA impact Stay-out Provision 3 years, expires April 1, 2021     133

Regulatory Snapshot - Chesapeake Utilities   Chesapeake - Delaware Division Chesapeake - Maryland Division Commission Structure: 5 commissioners 5 commissioners   Part-Time Full-Time   Gubernatorial Appointment Gubernatorial Appointment Regulatory Jurisdiction: Delaware PSC Maryland PSC Base Rate Proceeding:     Delay in collection of rates subsequent to filing application 60 days 180 days Application date associated with the most recent permanent rates 12/21/2015 5/1/2006 Effective date of permanent rates 01/01/20171 12/1/20072 Rate increase (decrease) approved $2.25 million $648,000 Return on Equity approved 9.75% 10.75% 1The Delaware Division, as directed by the DE PSC, filed proposed rates reflecting the benefits of the corporate income tax decrease from 35% to 21%, showing an annual rate reduction of approximately $1.12M. However, the DE PSC has not yet responded to the Company’s proposal. 2Maryland Division’s delivery service rates were subsequently changed, effective 05/01/2018, due to the impact of the TCJA. 134 New rate schedules were established for residential and small-to-medium commercial customers in designated Underserved Areas (USA) Area Expansion –USA Rates (2017) Tax Cuts and Jobs Act (2018) Maryland Division was directed by the MD PSC to file revised rates reflecting the benefits of the corporate income tax decrease from 35% to 21% The total impact on Maryland Division’s revenue requirement from this income tax change was an annual revenue reduction of approximately $472K As a result of rate reductions, an average residential heating customers’ bill will decrease by approximately $32 per year USA rates include an incremental $25.50 per month added to the customer charge, which allows the Company to extend service economically to more areas where natural gas is not available Eligible customers will remain on USA rates for 13 years

Regulatory Snapshot - Sandpiper Energy

	Sandpiper Energy
Commission Structure:	**5 commissioners**
	Full-Time
	Gubernatorial Appointment
Regulatory Jurisdiction:	Maryland PSC
Base Rate Proceeding:	
Delay in collection of rates subsequent to filing application	180 days
Application date associated with the most recent permanent rates	12/01/2015
Effective date of permanent rates	12/01/2016[1]
Rate increase (decrease) approved	Revenue Neutral[2]
Return on Equity approved	Not Specified

[1]Sandpiper's delivery service rates were subsequently changed, effective 05/01/2018, due to the impact of the TJCA.

[2]Represents results for Year 1. The settlement agreement in Sandpiper's most recent rate case provided for an annual revenue reduction that is proportionally related to the projected number of customers converted from propane to natural gas service each year.

Tax Cuts and Jobs Act (2018)

- **Sandpiper was directed by the MD PSC to file revised rates reflecting the benefits of the corporate income tax decrease from 35% to 21%**
- **The total impact on Sandpiper's revenue requirement from this income tax change was an annual revenue reduction of approximately $500K**
- **As a result of rate reductions, an average residential heating customer's bill will decrease by approximately $50 per year**

energized

135

CHESAPEAKE UTILITIES CORPORATION

TOP WORK PLACES

Regulatory Snapshot – Florida Public Utilities   Florida Public Utilities – Natural Gas Units Commission Structure: 5 commissioners   Full-Time   Gubernatorial Appointment Regulatory Jurisdiction: Florida PSC Base Rate Proceeding:   Delay in collection of rates subsequent to filing application FPUC 13 months CFG 6 months Application date associated with the most recent permanent rates FPUC 12/17/2008 CFG 7/14/2009 Effective date of permanent rates FPUC 1/14/2010 CFG 1/14/2010 Rate increase (decrease) approved FPUC $7.96M CFG $2.53M Return on Equity approved FPUC 10.85% CFG 10.8% 136 Tax Cuts and Jobs Act (2018) The Florida Public Service Commission (FPSC) has not issued an order, but they are evaluating options for adjusting rates in response to the impacts created by the TCJAT. The Commission decided to attach jurisdiction effective February 6, 2018. On February 23, 2018, the FPSC opened individual dockets on every distribution company (gas and electric) to consider the tax impacts associated with TCJA. The FPSC has set a target date 4th quarter 2018 for final resolution of the disposition of the tax impacts for the natural gas companies. FPUC’s natural gas units are not operating under any settlement agreements in regards to the TCJA. The potential impacts have been calculated, but no final decision has been made internally and no discussion has occurred with the FPSC regarding the plan for disposition of the tax impacts

Regulatory Snapshot – Florida Public Utilities   Florida Public Utilities – Electric Unit Commission Structure: 5 commissioners   Full-Time   Gubernatorial Appointment Regulatory Jurisdiction: Florida PSC Base Rate Proceeding:   Delay in collection of rates subsequent to filing application 6 months Application date associated with the most recent permanent rates 07/03/20171 Effective date of permanent rates 1//22/2018 Rate increase (decrease) approved $1.56M Return on Equity approved 10.25% 1Limited Proceeding The settlement agreement in provides for an annual revenue recovery for Storm Hardening of the grid and the FPL Interconnect. 137 Tax Cuts and Jobs Act (2018) The Florida Public Service Commission (FPSC) has not issued an order, but they are evaluating options for adjusting rates in response to the impacts created by the TCJAT. On February 23, 2018, the FPSC opened individual dockets on every distribution company (gas and electric) to consider the tax impacts associated with TCJA. The FPSC has set a target date of the 1st quarter of 2019 for final resolution for the electric companies. FPCU’s electric division is under an Order (PSC-2017-0488-PAA-EI), resulting from the settlement of the electric limited proceeding (Docket No. 20170150-EI), which prescribes the applicability, timing, and treatment of the implications of TCJA. The Commission decided to attach jurisdiction effective February 6, 2018.

Regulatory Snapshot 138